Other operating income/(expenses) (Tables)	12 Months Ended
Dec. 31, 2018
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Summary of Other Operating Income/(Expenses)

Million US dollar	2018	2017	2016
Government grants	317	404	432
License income	45	65	65
Net (additions to)/reversals of provisions	(11)	(4)	(50)
Net gain on disposal of property, plant and equipment, intangible assets and assets held for sale	80	154	37
Net rental and other operating income	249	235	248

Other operating income/(expenses)	680	854	732